Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events

29. SUBSEQUENT EVENTS

Completion of formation of joint venture with Huawei Technologies Co., Ltd (“Huawei”)

In September 2012, the Group entered into an agreement with Huawei to establish an entity to provided IT service in the global technology & communication industry. The total capital contributed to the entity would be $16,051 whereby the Group and Huawei will own a 75% and 25% equity interest respectively. The entity became effective on January 2013.

Payment for the acquisition of Shanghai Kangshi

In January 2013, the Group paid a consideration of $565 in cash relating to the acquisition of Shanghai Kangshi.

Payment for the acquisition of Abovenet

In March 2013, the Group paid a consideration of $554 in cash relating to the acquisition of Abovenet.

Payment for the acquisition of Adventier

In April 2013, the Group paid a consideration of $1,124 in cash relating to the acquisition of Adventier.